SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 26, 2000
                                                          --------------


                          GIGA INFORMATION GROUP, INC.
              EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER




   Delaware                  File No. 0-21529                     06-1422860
-----------                  ----------------                     ----------
(State or other              (Commission                        (I.R.S Employer
jurisdiction or                     File                         Identification
organization)                     Number)                           Number)



139 Main Street
Cambridge, MA                                     02142
----------------------------------------------------------
(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:  (617) 949-4900
                                                     --------------





          (former name or former address, if changed since last report)

Item 5.  Other Events

1. Filed herewith is a copy of the Giga Information Group, Inc. (the "Company") Press Release, dated April 26, 2000, announcing its results of operations for the three months ended March 31, 2000. All normal recurring adjustments that are, in the opinion of management, necessary for a fair presentation of the results of operations for the periods presented have been included.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


(a)        Financial Statements of business acquired:

           Not applicable.


(b)        Pro Forma financial information:

           Not applicable.


(c)        Exhibit:

           (99) Press Release, dated April 26, 2000












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
                                   SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           GIGA INFORMATION GROUP, INC.

                                           By: /s/ Daniel M. Clarke
                                               --------------------------------
                                               Daniel M. Clarke
                                               Senior Vice President and
                                               Chief Financial Officer

Date: April 27, 2000

















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
                          GIGA INFORMATION GROUP, INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX



Exhibit No.                        Description
----------                         -----------

   (99)                            Press Release, dated April 26, 2000
















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